SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     March 21, 2000
                                                --------------------------------

                            GATEWAY INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     0-13803                33-0637631
(State or Other Jurisdiction      (Commission File No.)       (IRS Employer
       of Incorporation)                                     Identification No.)

                 150 East 52nd Street, New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code        (877) 431-2942
                                                  ------------------------------



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          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
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         On March 21, 2000, Gateway Industries,  Inc. ("Gateway")  completed the purchase of all of the outstanding common stock of Oaktree Systems, Inc. ("Oaktree"). The purchase was consummated pursuant to a Stock Purchase Agreement by and among Gateway, Oaktree, Frank C. Mackay, Jr., Thomas Tomaszewski and
Edward W. Testa, Jr. (Messrs. Mackay, Tomaszewski and Testa are hereinafter referred to collectively as the "Sellers"). The aggregate purchase price paid by Gateway to the Sellers at the closing consisted of $2,000,000 and 600,000 shares of Gateway common stock. The Sellers were also granted options to purchase an aggregate of 200,000 shares of Gateway common stock at an exercise price of $4.00 per share. The cash portion of the purchase price was funded through cash on hand. The purchase price was determined based upon negotiations between Gateway management and the Sellers. In connection with the transaction, Gateway entered into one-year employment agreements with each of the Sellers.

         Oaktree is in the business of database development, consolidation and management services, and Web site design and maintenance services.

Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits.
         -----------------------------------

         (a)  Financial Statements of Businesses Acquired.

         It is impracticable to provide the required financial statements at this time. The required financial statements will be filed either as an amendment to this Form 8-K or as an exhibit to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 as soon as they become available, but in any event, not later than 60 days after the date that this Report on Form 8-K must be filed.

         (b)      Pro Forma Financial Information.

         It is impracticable to provide the required pro forma financial information at this time. The required pro forma financial information will be filed either as an amendment to this Form 8-K or as an exhibit to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 as soon as it becomes available, but in any event, not later than 60 days after the date that this Report on Form 8-K must be filed.

         (c)      Exhibits.

         2.1 Stock Purchase Agreement dated as of March 21, 2000 among Gateway Industries, Inc., Oaktree Systems, Inc., Frank C. Mackay, Jr., Thomas Tomaszewski, and Edward W. Testa, Jr.

         *27.1    Financial Data Schedule.



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


         *99.1    Financial Statements of Oaktree Systems, Inc.

         *99.2    Pro  forma   financial   information   with   respect  to  the
                  Registrant's acquisition of Oaktree Systems, Inc.

         99.3     Press Release, dated March 22, 2000.

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*        To be filed by amendment  or with  Registrant's  Annual  Report on Form
         10-K for the fiscal year ended December 31, 1999.



                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GATEWAY INDUSTRIES, INC.



Dated: March 30, 2000                    By:   /s/ Jack L. Howard
                                           -------------------------------------
                                                Jack L. Howard, Acting President



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